UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report July 15, 2022
(Date of earliest event reported)

Enservco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14133 County Road 9½
Longmont, Colorado 80504

(Address of principal executive offices) (Zip Code)

(303) 333-3678
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 15, 2022, Enservco Corporation (“we” or the “Company”) issued a $1.2 million Convertible Subordinated Promissory Note (the “Note”) to Cross River Partners, LP (“Cross River”), which is an entity controlled by Richard Murphy, our Chief Executive Officer and Chairman. The Note has a six year term and accrues interest at 7.75 percent per annum. The Company is required to make quarterly interest only payments under the Note for the first year starting September 30, 2022, followed by principal and interest payments for the remaining five years based upon a ten year amortization schedule. The Note is unsecured and shall be junior and subordinate to indebtedness which the Company may now or at any time hereafter owe to any lender, whether such indebtedness now exists or is hereafter created or incurred, and whether such indebtedness is fixed or contingent, liquidated or unliquidated.

Subject to any required stockholder consent, all or some of the outstanding principal and accrued but unpaid interest under the Note may be converted at the option of Cross River into either: a) shares of the Company’s common stock at a conversion price of $1.69, the closing sales price of the Company’s common stock on the NYSE/American Exchange on July 14, 2022; or b) the equity securities issued by the Company in an equity offering with offering proceeds to the Company (net of any related placement agent or underwriting fees) of a minimum of $1,200,000 (the “Equity Offering”) at the conversion price per equity security issued in the Equity Offering and subject to the other terms of the Equity Offering. The Optional Conversion may only be exercised by Cross River during the period from the issuance of the Note through the closing date of the Equity Offering.

Item 8.01	Other Events

The Company issued a press release on July 18, 2022 reporting the anticipated filing of its 2022 First Quarter Financial Statements by August 15, 2022, and announcing the closing on a $1.2 Million Convertible Subordinated Promissory Note with Cross River Partners, LP on July 15, 2022.
.

Item 9.01.	Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Convertible Subordinated Promissory Note dated July 15, 2022 of Enservco Corporation issued to Cross River Partners, LP
99.1	Press Release dated July 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on July 20, 2022.

Enservco Corporation

By:	/s/ Richard A. Murphy
Richard A. Murphy, Executive Chair and CEO